UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

RADISYS CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon		97124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement.

     On January 25, 2005, the Compensation Committee of the Board of Directors of RadiSys Corporation approved bonuses for certain named executive officers to be paid pursuant to the RadiSys Corporation’s 2004 Incentive Compensation Plan for the second half of 2004. The following table summarizes the approved bonuses for these named executive officers:

Bonus Amount
Scott C. Grout	$90,300
Julia Harper	$37,000
Ronald Dilbeck	$37,000
Chris Lepiane	$34,000
Keith Lambert	$35,000

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADISYS CORPORATION
an Oregon corporation

Date: January 31, 2005	By:	/s/ Julia Harper

	Name:	Julia Harper

	Title:	Chief Financial Officer, Vice President Finance

and Administration, and Secretary